UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 6, 2012

Date of Report (date of earliest event reported)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

Box 566/1774 Summitview Way

Crestone, Colorado 81131

Address of Principal Executive Offices, Including Zip Code

(212) 758-6622

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE.

On August 6, 2012, the Company issued a press release (attached hereto as Exhibit 99.1) entitled ‘Bion Announces Approval of New Canadian Patent’ and has placed the press release on its website: www.biontech.com.

ITEM 8.01  OTHER EVENTS.

On August 7, 2012 the Company delivered a performance data report to the Pennsylvania Infrastructure Investment Authority (‘Pennvest’) regarding the operations of  Bion’s waste treatment system located at the Kreider Dairy Farm in Manheim, PA (‘Kreider System’)  which documents that the nitrogen (‘N’) and phosphorus (‘P’) reduction efficiency achieved by the Kreider System exceeds the ‘Performance Standard’ (removal of 70% of N and 75% of P) set forth in the Funding Agreement with Pennvest and thereby met the ‘Technology Guaranty’ set forth in such agreement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Businesses Acquired

Not Applicable.

(b)

Pro Forma Financial Information

Not Applicable.

(c)

Shell Company Transactions

Not Applicable.

(d)

Exhibits:

Exhibit Number	Description

99.1	Press release (dated August 6, 2012) (filed electronically herewith) entitled ‘Bion Announces Approval of New Canadian Patent’

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bion Environmental Technologies, Inc.

Date:  August 9, 2012

By: /s/ Mark A. Smith

       Mark A. Smith, President